UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

August 9, 2023

Fox Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-38776	83-1825597
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	FOXA	The Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	FOX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 11, 2023, the Company announced that Viet D. Dinh will be transitioning from Chief Legal and Policy Officer to Special Advisor effective December 31, 2023. On August 9, 2023 Mr. Dinh entered into a Transition and Separation Agreement with the Company pursuant to which he will receive a lump-sum cash payment equal to $23 million in settlement of (i) all cash severance otherwise payable under his Employment Agreement plus (ii) the cash value of all outstanding unvested equity awards granted under the Shareholder Alignment Plan, which unvested equity awards will be cancelled as of August 31, 2023. Mr. Dinh will receive health and welfare benefits consistent with his Employment Agreement through June 30, 2025, and will remain bound by the restrictive covenants (including non-competition, non-solicitation, confidential information, and intellectual property) contained therein. Mr. Dinh also entered into an Advisory Services Agreement pursuant to which he will serve as Special Advisor for a term of two years, for which he will be compensated $2.5 million per year.

The foregoing description of the Transition and Separation Agreement and the Advisory Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Transition and Separation Agreement and the Advisory Services Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Transition and Separation Agreement, dated August 9, 2023, between Fox Corporation and Viet D. Dinh.

10.2	Advisory Services Agreement, dated August 9, 2023, by and among Fox Corporation, Viet D. Dinh, P.C., and Viet D. Dinh.

99.1	Press release issued by Fox Corporation, dated August 11, 2023, announcing the transition of Fox Corporation’s Chief Legal and Policy Officer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX CORPORATION

By:	/s/ John Nallen
Name:	John Nallen
Title:	Chief Operating Officer

August 11, 2023